SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 2)



Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                             ENERGAS RESOURCES, INC.
                    ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
               ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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                             ENERGAS RESOURCES, INC.
                              800 Northeast 63rd St
                             Oklahoma City, OK 73105
                                 (405) 879-1752

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ______________, 2009

     Notice is hereby given that a special meeting of the shareholders of Energas Resources, Inc. will be held at the Company's offices located at 800 Northeast 63rd St., Oklahoma City, OK on ____________, 2009, at __:__ _.m., for the following purposes:

      1. To amend the Company's Certificate of Incorporation to increase the Company's authorized capitalization from 100,000,000 shares of common stock and 20,000,000 shares of preferred stock to 200,000,000 shares of common stock and 20,000,000 shares of preferred stock;

            to transact such other business as may properly come before the meeting.

      November 10, 2009 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of November 10, 2009, there were 92,650,144 issued and outstanding shares of the Company's common stock.

                                         ENERGAS RESOURCES, INC.


 ______________, 2009                    George Shaw, President






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      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD,
                    AND SIGN, DATE AND RETURN THE PROXY CARD

                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY

                             ENERGAS RESOURCES, INC.
                              800 Northeast 63rd St
                             Oklahoma City, OK 73105
                                 (405) 879-1752

                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Company's directors for voting at a special meeting of shareholders to be held on ____________, 2009, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about ________, 2009.

      The Company has one class of capital stock outstanding, that being common stock. Provided a quorum consisting of one-third of the shares entitled to vote is present at the meeting, the affirmative vote of a majority of the shares of common stock voting in person or represented by proxy is required to increase the Company's authorized capitalization and to adopt any other proposals that may come before the meeting.

      Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

                             PRINCIPAL SHAREHOLDERS

      The following table lists, as of November 10, 2009, the shareholdings of
(i) each person owning beneficially 5% or more of the Company's common stock
(ii) each officer and director of the Company and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

                                                   Shares         Percent of
                                                Beneficially     Outstanding
Name and address                                   Owned            Shares
----------------                                ------------     -----------

George G. Shaw                                  21,133,649          23.18%
Third Floor, 800 Northeast 63rd Street
Oklahoma City, Oklahoma 73105


                                       1
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                                                   Shares         Percent of
                                                Beneficially     Outstanding
Name and address                                   Owned            Shares
----------------                                ------------     -----------

G. Scott Shaw                                     7,678,905          8.4%
800 Northeast 63rd Street
Oklahoma City, Oklahoma 73105

Terry R. and Marguerite S. Tyson                  8,792,800          9.6%
16250 County Rd. U
Lipscomb, TX  79056-6304

Executive Officers and Directors as a group      37,605,354        41.18%
 (two persons)


                         PROPOSAL TO AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION
                    SUCH THAT THE COMPANY WOULD BE AUTHORIZED
                   TO ISSUE 200,000,000 SHARES OF COMMON STOCK

     The Company is presently authorized to issue 100,000,000 shares of common stock. As of November 10, 2009, the Company had 92,650,144 outstanding shares of common stock.

     The following table shows the number of unissued shares of common stock the Company could issue as of the date of this Proxy Statement and the number of shares which the Company would be able to issue if proposal to amend the Company's Articles of Incorporation is approved.


                          Authorized          Outstanding     Shares Available
                            Shares              Shares         for Issuance
                          -----------        ------------     ----------------

 At Present               100,000,000         92,650,144           7,349,856

 After Adoption of
 Proposal to Increase
 Authorized Shares of
 Common Stock             200,000,000         92,650,144          107,349,856


      The Company does not have any outstanding warrants, options, notes or other securities which are convertible into shares of the Company's common stock. The Company does not have any shares of common stock which are reserved for future issuance.

      In the past, and due to the lack of any significant revenues, the Company has relied upon proceeds from the private sales of its common stock, as well as securities convertible into common stock, to meet its funding requirements.


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

      The Company needs to increase the number of its authorized shares of common stock to allow the Company to raise additional capital through the sale of common stock or securities convertible into common stock.

      Although the Company may be required to fund its operations through the sale of its securities until significant revenues are generated from its operations, as of the date of this proxy statement the Company did not have any definitive agreements, plans, proposals, or arrangements, written or otherwise, to raise capital though the sale of its common stock.

      As of the date of this proxy statement the Company was authorized to issue 20,000,000 shares of preferred stock and had 1,000,000 shares of Series A preferred stock outstanding. The Series A preferred shares are not convertible into shares of the Company's common stock. The proposal to increase the authorized number of shares of common stock, if adopted, will not have any effect on the number of preferred shares which the Company is authorized to issue.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      The Company's Annual Report on Form 10-K for the year ending January 31, 2009 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following the Company's year ending September 30, 2008 must be received by the Secretary of the Company no later than December 31, 2009.

                                     GENERAL

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company, including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense. The Company's annual report, including financial statements for the 2008 fiscal year, is included in this mailing.

      The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

      Please complete, sign and return the attached proxy promptly.

                                                                           PROXY
                             ENERGAS RESOURCES, INC.
             This Proxy is solicited by Energas' Board of Directors

The undersigned stockholder of Energas acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held __________, 2009, __:__ _.m. local time, at 800 Northeast 63rd St, Oklahoma City, OK 73105 and hereby appoints George Shaw and Scott Shaw, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

(1) To amend Energas' Certificate of Incorporations such that Energas would be authorized to issue 200,000,000 shares of common stock.

                        [ ] FOR       [ ] AGAINST       [ ] ABSTAIN


    To transact such other business as may properly come before the meeting.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                       Dated this __ day of __________  2009.


                                       -------------------------------------
                                                  (Signature)


                                       -------------------------------------
                                                  (Signature)

    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.
   Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

           Send the proxy statement by regular mail, email, or fax to:

                             Energas Resources, Inc.
                              800 Northeast 63rd St
                             Oklahoma City, OK 73105
                               Phone: 405 879 1752
                                Fax: 405 879 0175
                               Email: ____________